INCOME TAXES (Details 2) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets
Net operating loss carry forwards	$ 42,122,000	$ 42,848,000
Research and development tax credit carry forwards	1,207,000	1,186,000
Accrued expenses	96,000	1,017,000
Total deferred tax asset	49,425,000	45,051,000
Valuation allowance	(49,425,000)	(45,051,000)
Deferred Tax Assets, Net, Total	$ 0	$ 0